U.S.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No
001-33072	SAIC, Inc.	Delaware	20-3562868
1710 SAIC Drive, McLean, Virginia 22102
(703) 676-4300

000-12771	Science Applications International Corporation	Delaware	95-3630868
1710 SAIC Drive, McLean, Virginia 22102
(703) 676-4300

Science Applications International Corporation

10260 Campus Point Drive, San Diego, California 92121

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2012, the Company announced that it reached a settlement with the U.S. Attorney’s Office for the Southern District of New York and the City of New York (City) relating to investigations surrounding an automated time and attendance and workforce management system (CityTime) the Company developed and implemented for certain City agencies. In connection with this settlement, the Company entered into a deferred prosecution agreement (DPA) with the U.S. Attorney’s Office effective March 14, 2012. Under the DPA, the Company agreed to pay to the United States approximately $500.4 million, comprised of $370.4 million in restitution that will be paid to the City by the U.S. Government, and a $130 million penalty. The City and the Company exchanged mutual releases upon execution of the DPA, releasing each other from all claims arising out of the CityTime contract. The Company’s release of the City will terminate the Company’s right to collect approximately $40 million in a receivable the City owed to the Company under the terms of the CityTime contract.

Under the terms of the DPA, the U.S. Attorney’s Office will defer prosecution of a single criminal count against the Company, which alleged that the Company, through the conduct of certain managerial employees and others, caused the City to significantly overpay for the CityTime system. If the Company complies with the terms of the DPA, the U.S Attorney will dismiss the criminal count at the end of a three-year period. Under the DPA, the Company has agreed, among other things, to retain an independent monitor, selected by the U.S. Attorney’s Office after consultation with the Company, who will report periodically to the U.S. Attorney’s Office and who will have broad authority to monitor and make recommendations on a number of the Company’s policies and practices. The DPA provides that the monitor will serve for a period of three years, subject to adjustment under certain circumstances.

With a substantial portion of the Company’s business derived from U.S. Government contracts, the Company has been in discussions with its U.S. Government customers regarding the CityTime matter, including the DPA and resolution of the matter with the U.S. Attorney’s Office and the City. While the Company does not expect to be terminated on existing government contracts or precluded from bidding on new government contracts, it is working to resolve these matters with these government customers as quickly as possible, but no assurances can be given as to the timing or outcome of these discussions.

The foregoing description of the DPA and its exhibits is not complete and is qualified in its entirety by reference to the full text of such agreement and exhibits, which are filed as Exhibit 10.1 to this report and incorporated herein by this reference.

Item 2.02	Results of Operations and Financial Condition.

In connection with the CityTime settlement, the Company will record a loss provision of $308.4 million for its fourth quarter ended January 31, 2012 in addition to the $232 million loss provision previously recorded for its third quarter ended October 31, 2011, for an aggregate loss provision of $540.4 million. Approximately $410.4 million of the aggregate loss provision, consisting of the payment of $370.4 million to be remitted to the City and the cancelation of a $40 million account receivable from the City, will be reflected as a reduction of revenues. The remaining $130.0 million of the aggregate loss provision will be reflected as a component of selling, general and administrative expenses.

The impact on the Company’s (i) revenues, (ii) selling, general and administrative expenses, (iii) operating income, (iv) provision for income taxes and (v) income from continuing operations for the periods indicated below will be as follows:

$ in millions	Third Quarter Ended October 31, 2011	Fourth Quarter Ended January 31, 2012	Fiscal Year Ended January 31, 2012*
Decrease in revenues	$(52.0)	$(358.4)	$(410.4)
Increase (decrease) in selling, general & administrative expenses	180.0	(50.0)	130.0

Decrease in operating income	$(232.0)	$(308.4)	$(540.4)
Decrease in provision for income taxes	23.0	41.0	64.0

Decrease in income from continuing operations	$(209.0)	$(267.4)	$(476.4)

*	Fiscal year impact represents the sum of the third and fourth quarter loss provision impacts.

The estimated tax benefit above assumes that $163 million of the loss provision is tax deductible for financial reporting purposes for the fiscal year ended January 31, 2012. The actual amount deductible for tax purposes may be greater or less than assumed above, and the Company expects to reach agreement with the Internal Revenue Service as to tax deductibility of the settlement over the next 12 to 18 months.

The Company will make the $500.4 million payment to the United States under the DPA during the first quarter ending April 30, 2012.

Information Furnished

The information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section of the Exchange Act. Furthermore, the information contained in Item 2.02 of this report and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement of the Company or other document filed by the Company pursuant to the Securities Act or the Exchange Act.

Forward-Looking Statements

Certain statements in this report contain or are based on “forward-looking” information within the meaning of the Private Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” and similar words or phrases. Forward-looking statements in this report include statements regarding the Company’s continued ability to perform and bid on government contracts, the financial impact of the CityTime loss provision and the estimated tax deductible portion of the CityTime loss provision. These statements involve risks and uncertainties that may cause actual performance and results to differ materially from the forward-looking statements, including the Company’s compliance with the terms of the deferred prosecution agreement, the effect of the CityTime settlement and compliance with the deferred prosecution agreement on the Company’s reputation and business, the outcome of discussions with government officials, Internal Revenue Service review of the estimated deductible portion of the CityTime loss provision and other risks set forth in the Company’s Annual Report on Form 10-K for the period ended January 31, 2011, and other filings that the Company makes with the SEC from time to time. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. The Company expressly disclaims any duty to update the forward-looking statement provided in this report to reflect subsequent events, actual results or changes in the Company’s expectations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Deferred Prosecution Agreement between Science Applications International Corporation and the United States Attorney’s Office for the Southern District of New York effective March 14, 2012

99.1	Press Release dated March 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)		SAIC, INC.

Date: March 14, 2012	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
		Its:	Executive Vice President and General Counsel

(Registrant)		SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: March 14, 2012	By:	/s/ Vincent A. Maffeo
Vincent A. Maffeo
		Its:	Executive Vice President and General Counsel

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